LGT ASSET MANAGEMENT
A PIONEER IN
GLOBAL
INVESTING
GT GLOBAL
EMERGING
MARKETS
FUND

ANNUAL REPORT
OCTOBER 31, 1995

                                                                          [LOGO]

TABLE
OF CONTENTS

Report from the Fund
Managers and Key
Portfolio Holdings.....          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

The G.T. Global Emerging Markets Fund seeks long-term growth of capital. The Fund primarily invests in equity securities of companies located in emerging markets, which generally include every country except the U.S., Canada, Japan, Australia, New Zealand and most of the countries of western Europe.
PERFORMANCE REVIEW
The Fund's total return for the 12 months ended October 31, 1995, was -23.04% for Class A shares (-26.69% including the maximum 4.75% sales charge). Total return for Class B shares was -23.37% (-27.04 % including the maximum effect of the 5% contingent deferred sales charge). Total returns for the International Financial Corp (IFC) Global and the IFC Free Indices were -20.7% and -23.5%, respectively.(1) The total return for the Morgan Stanley Capital International
(MSCI) Emerging Markets Index was -18.99% for the period, while total return for the MSCI Emerging Markets Free Index was -19.43%. The IFC Indices are substantially similar to the MSCI Indices, except that they reflect larger companies than the MSCI Indices. Therefore, we believe the IFC Indices are more representative of the opportunities available to foreign investors. The Fund performed in line with the IFC Free Index. The indices are not available for investment, and do not include the effects of sales charges and professional management fees. For additional performance information, please see page 7.
The Fund's performance in absolute terms was primarily affected by last December's devaluation of the Mexican peso and the subsequent volatility across virtually all emerging markets.
COUNTRY REVIEW(2)
SOUTH AFRICA
As we expected, South African financial markets have been buoyant and resilient in the emerging markets' crisis. Over the period, the South African stock market outperformed most emerging market indices by a substantial margin. In

------------------
(1) The MSCI Emerging Markets and IFC Indices are arithmetic averages, weighted by market value, of the performance of securities listed on 23 emerging market stock exchanges. They include the effect of reinvested dividends and are measured in U.S. dollars.
(2) Geographic allocations of the Fund's holdings are subject to changing market conditions.

particular, industrial stocks proved to be especially rewarding. Moreover, the currency (the rand) continued to appreciate despite general expectations to the contrary. We remain largely optimistic on South Africa, notwithstanding a possible consolidation over the short term following the gains of the past few months. Although we feel the economy is likely to accelerate in 1996, inflation is on a downward trend; so too, we believe, are interest rates.

BRAZIL
Brazil celebrated its first anniversary of a stable currency but continued to be plagued by serious issues. Its traditional ebullience was inhibited by concerns over its budget, trade deficit, inflation, a crisis in banking, and the slow progress of constitutional reform. On the positive side, the Brazilian economy grew at a rapid rate before slowing down sharply in recent months, inflation has plunged from several thousand percent a year to less than 30% and unemployment has fallen to its lowest point in a decade. We will consider taking a closer look at Brazil when we feel reforms have made a more noteworthy impact.

MEXICO
As expected, the Mexican economy contracted sharply as a result of the fiscal and monetary austerity measures implemented by the government in the aftermath of the late 1994 peso devaluation. Third quarter GDP fell by 9.6% from the same period in 1994, although recovery is expected over the remainder of the year. The volatility in the peso since September reflects political uncertainties, but Mexico has returned to a current account and budget surplus, foreign reserves have grown to US$15 billion and it has secured access to an additional US$10 billion of reserve funding. Perhaps the worst has passed.

KOREA
Korea began the third quarter of 1995 by increasing the maximum limit on foreign investment ownership of Korean companies to 15%, which brightened investor sentiment, helping push the market up. Figures announced during July and August suggest a healthy and moderate economic slowdown in the economy with a fall in GDP growth and low stable inflation. With the improvement in the macroeconomic outlook and stable interest rates, our view on the market remains positive. Furthermore, as we expect a gradual slowdown in capital equipment investment, the demand for machinery should abate, improving the balance of payments.

THAILAND
Thailand is similar to other ASEAN countries. Throughout 1995, it has been battling with inflation and a deteriorating current account deficit. The Thai central bank has been the most proactive in the region in trying to cool down its economy, and we are beginning to see some early signs of success. The rates of loan growth, industrial production, and imports seem to have peaked. While it is likely that the Thai central bank will have to continue to exercise restraint for some time to come, there are grounds to believe that liquidity conditions could begin to improve.

INDIA
In light of next year's forthcoming elections, the government's agenda appeared more focused on enhancing subsidies and infrastructure spending rather than prudent economic management and deregulation. While the government's spending spree has already taken a toll on the budget deficit and will most likely have some adverse implications over the long run, it has resulted in an economic boom in the short term. Industrial production has surged and this year's GDP growth rate is expected to be 5%, with a similar figure forecasted for 1996.

MALAYSIA
With the government suppressing inflation through price controls, the economy's overheating is showing up in a sharp deterioration in the trade and current account. High rates of investment and personal consumption continue to fuel rapid growth. For 1995, GDP is forecasted to grow at 9.2% year-on-year; since 1988, the economy has expanded by more than 7.5% per year. The government has been careful not to raise interest rates in order to avoid hot money, but may be prompted to do so by excess liquidity concerns.

PORTFOLIO STRATEGY
During the early part of the period, the focus of our investment strategy was on non-dollar bloc countries (countries whose currencies are not linked to the dollar), South Korea and India, in particular. This benefited the Fund to a certain extent, enabling it to avoid some, but not all, of the turbulence in Latin America.

The broad thrust of our policy to underweight Southeast Asia proved largely correct during the third quarter of the year as those economies continued to suffer from the symptoms of overheating. In contrast, under current market conditions, we remain positive in North Asia largely because we expect corporates may be a net beneficiary of a weak yen as the cost of their imports from Japan fall. Within Latin America we will continue to hold a small percentage of the Fund's assets in Argentina and Brazil, and hold a relatively larger exposure to Mexico and Chile.

We believe South African economic and corporate fundamentals will continue to surprise positively.

OUTLOOK
Looking forward, we believe U.S. interest rates are likely to remain steady or fall slightly; despite an expected pickup in economic activity in Europe and Japan in 1996-7, global inflationary pressures should be well subdued. With reasonably stable U.S. yields and the recent strong performance of U.S. equities, the merits of individual emerging countries and companies should come back into focus.

CHRISTIAN WIGNALL                       JONATHAN CHEW
CHIEF INVESTMENT OFFICER                PORTFOLIO MANAGER
GLOBAL EQUITIES                         LONDON
SAN FRANCISCO                           JAMES BOGIN
                                        SECURITY SELECTION FOR LATIN
                                        AMERICA
                                        SAN FRANCISCO
                                        JAMES LEGAT
                                        SECURITY SELECTION FOR EUROPE AND
                                        AFRICA
                                        LONDON

                                                          NOVEMBER 20, 1995

                                               G.T. GLOBAL EMERGING MARKETS FUND

KEY PORTFOLIO HOLDINGS*

ISCOR                                                               SOUTH AFRICA
Iscor is South Africa's largest steel producer, with about 75% of the market. In our view, low operating margins, new management, strong domestic product demand and an improving export market could lead to a significant rise in earnings over the medium term. Steel equities are also close to the trough of their cycle.

CEMEX                                                                     MEXICO
Cemex, the largest producer of cement in Mexico, sells its ready-mix concrete and aggregates in 54 countries and has made respectable gains in cutting costs. Although the Mexican economy has slowed, the company has profitably diversified into Spain. Cemex has also made gains in cutting costs. In addition, the company constructs and operates hotels in Mexico.

SAMSUNG ELECTRONICS                                                  SOUTH KOREA
Samsung is South Korea's largest integrated electronics company and exporter, manufacturing and exporting a wide range of consumer and industrial electronic equipment and products. We expect profits to increase significantly over the next two years as a result of the relative weakness of the Korean won, offshore expansion and research and development (8% of sales).

SAPPI                                                               SOUTH AFRICA
SAPPI is an integrated forest products company with mills in South Africa, Swaziland, the UK and Germany. The majority of the company's domestic lumber requirements are harvested from its own forests. We expect a recovery in pulp and paper prices as we move into 1996-7, as well as significant growth in domestic demand, to lead to a strong cyclical recovery in earnings.

PANAMERICAN BEVERAGES                                                     MEXICO
Panamco, which is classified as a Mexican holding, is the largest soft drink bottler in Latin America and the largest Coca-Cola bottler outside of the United States. The company's market territory has a population of about 70 million people.

SOUTH AFRICAN BREWERIES                                             SOUTH AFRICA
South African Breweries has interests in brewing (half the company's profits come from beer sales) and fruit juices and is also a Coca-Cola bottler. We expect profits to increase over the next several years as a result of continuing improvement in

--------------
* There can be no assurance the Fund will continue to hold these or any other securities mentioned in this report.

the South African economy, which should enable consumers to purchase more of these products.

HSBC HOLDINGS PLC                                                      HONG KONG
We view HSBC Holdings as providing good exposure to the turnaround of the Chinese economy, and Hong Kong's own recovery following the fall in U.S. bond yields. We expect lower bond trading losses and bad debt provisions to further enhance the company's earnings growth.

SIAM COMMERCIAL BANK                                                    THAILAND
Siam Commercial Bank is Thailand's fourth largest commercial bank and has benefited from a recent change in management strategy. Going forward, we believe the prime quality of this bank will make it one of the first to receive foreign investor attention when the current tight monetary policy in Thailand is relaxed.

MALBAK NPV                                                          SOUTH AFRICA
Malbak is one of the largest industrial companies in South Africa, deriving most of its income and revenue from pharmaceutical, food processing, packaging and branded consumer products. Malbak has a conservative balance sheet and little debt. We expect income growth during the next couple of years to be about 20%.

KOREA ELECTRIC POWER                                                 SOUTH KOREA
KEPCO, the monopoly provider of electricity in Korea, is one of the largest integrated utility companies in the world. Its tariff structure is set by the government to provide a fair rate of return on assets and to encourage further investment in capacity. To keep up with Korea's rapid pace of economic development, KEPCO plans to increase its capacity base by 61% by 1998 and to double capacity by 2002.

G.T. GLOBAL EMERGING MARKETS FUND
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  PERFORMANCE SUMMARY
Month                      G.T. Global Emerging Markets Fund     MSCI Emerging Markets Global Index    IFC Global Composite Index
05/18/92                                               9,525                                 10,000                        10,000
05/31/92                                               9,550                                  9,974                         9,845
06/30/92                                               9,358                                  9,273                         9,470
07/31/92                                               9,333                                  9,063                         9,068
08/31/92                                               9,100                                  8,680                         8,886
09/30/92                                               8,942                                  8,500                         8,689
10/31/92                                               9,258                                  9,033                         9,129
11/30/92                                               9,075                                  9,091                         9,080
12/31/92                                               9,034                                  9,181                         9,167
01/31/93                                               9,269                                  9,136                         9,105
02/28/93                                               9,529                                  9,573                         9,537
03/31/93                                               9,630                                 10,019                         9,729
04/30/93                                               9,915                                 10,171                         9,902
05/31/93                                              10,159                                 10,311                         9,979
06/30/93                                              10,176                                 10,402                        10,195
07/31/93                                              10,386                                 10,530                        10,340
08/31/93                                              10,956                                 11,065                        10,812
09/30/93                                              11,150                                 11,420                        11,170
10/31/93                                              12,107                                 12,295                        12,038
11/30/93                                              12,736                                 12,992                        12,875
12/31/93                                              14,857                                 15,494                        15,354
01/31/94                                              15,556                                 15,922                        15,811
02/28/94                                              15,053                                 15,436                        15,272
03/31/94                                              13,739                                 14,153                        14,003
04/30/94                                              13,270                                 14,241                        14,082
05/31/94                                              13,526                                 14,689                        14,453
06/30/94                                              12,945                                 14,390                        14,187
07/31/94                                              13,858                                 15,353                        15,087
08/31/94                                              15,787                                 16,931                        16,730
09/30/94                                              16,197                                 17,390                        17,254
10/31/94                                              16,051                                 16,966                        16,889
11/30/94                                              15,522                                 16,172                        16,166
12/31/94                                              14,299                                 15,329                        15,273
01/31/95                                              12,809                                 13,649                        13,537
02/28/95                                              11,988                                 13,407                        13,367
03/31/95                                              12,139                                 13,595                        13,313
04/30/95                                              12,711                                 13,873                        13,523
05/31/95                                              13,130                                 14,361                        14,034
06/30/95                                              12,934                                 14,325                        14,007
07/31/95                                              13,344                                 14,543                        14,273
08/31/95                                              13,077                                 14,061                        13,718
09/30/95                                              12,898                                 14,216                        13,801
10/31/95                                              12,354                                 13,744                        13,394

THE CHART AT LEFT SHOWS THE PERFORMANCE OF THE G.T. GLOBAL
EMERGING MARKETS FUND CLASS A SHARES SINCE THE FUND'S INCEPTION VERSUS THE MSCI EMERGING MARKETS INDEX AND THE IFC GLOBAL COMPOSITE INDEX. THIS REPRESENTS A CUMULATIVE RETURN OF 23.54% AND AN AVERAGE ANNUAL TOTAL RETURN OF 6.31%. THE CHART ASSUMES A HYPOTHETICAL $10,000 INITIAL INVESTMENT IN THE FUND'S CLASS A SHARES AND REFLECTS ALL FUND EXPENSES AND THE MAXIMUM 4.75% SALES CHARGE. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS UNMANAGED, DOES NOT INCUR EXPENSES AND IS NOT AVAILABLE FOR INVESTMENT. THE PERFORMANCE OF OTHER CLASSES WILL BE GREATER OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN CHARGES AND FEES PAID BY SHAREHOLDERS INVESTING IN DIFFERENT CLASSES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

AVERAGE ANNUAL TOTAL RETURNS+
OCTOBER 31, 1995

                    WITHOUT SALES CHARGE           WITH SALES CHARGE++
                 ---------------------------   ---------------------------
SHARE                                LIFE OF                       LIFE OF
CLASS            1 YEAR    5 YEAR     FUND     1 YEAR    5 YEAR     FUND
--------------------------------------------------------------------------

  CLASS A*       -23.04%      N/A      7.82%   -26.69%      N/A      6.31%

  CLASS B**      -23.37%      N/A      9.61%   -27.04%      N/A      8.60%

  ADVISOR
   CLASS***         N/A       N/A     -5.71%      N/A       N/A       N/A

  * The Fund began operations on May 18, 1992.
 ** The Fund began offering Class B shares on April 1, 1993.
*** The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with G.T. Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.
  + Figures assume reinvestment of all dividends and capital gains distributions at net asset value.
 ++ The performance of the Class A and Class B shares reflects the effects of the maximum 4.75% sales charge or the maximum applicable contingent deferred sales charge (5% in first year, decreasing to 0% after six years).

THE DATA ABOVE REPRESENT PAST PERFORMANCE OF THE FUND'S SHARES, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SECTOR ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
FINANCE                                                                         30.4%
MATERIALS/BASIC INDUSTRY                                                        17.7%
CONSUMER NON-DURABLES                                                           10.6%
ENERGY                                                                          10.6%
MULTI-INDUSTRY/ MISCELLANEOUS                                                    8.9%
SERVICES                                                                         5.7%
CAPITAL GOODS                                                                    5.0%
CONSUMER DURABLES                                                                3.7%
SHORT-TERM & OTHER                                                               7.4%
GEOGRAPHIC ALLOCATION OF NET ASSETS AS OF OCTOBER 31, 1995
ASIA-PACIFIC                                                                    48.2%
LATIN AMERICA                                                                   24.7%
AFRICA                                                                          20.0%
EUROPE                                                                           6.0%
UNITED STATES                                                                    1.1%

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

GT GLOBAL
EMERGING
MARKETS
FUND

FINANCIAL
STATEMENTS

                       G.T. GLOBAL EMERGING MARKETS FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT

To the Shareholders of G.T. Global Emerging Markets Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Emerging Markets Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 18, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Emerging Markets Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 18, 1992 (commencement of operations) to October 31, 1992, in conformity with generally accepted accounting principles.
                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1995

                       G.T. GLOBAL EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (30.4%)
  HSBC Holdings PLC .........................................   HK            818,000   $ 11,903,073         2.5
    BANKS-MONEY CENTER
  Siam Commercial Bank PLC - Foreign ........................   THAI          949,600     11,096,280         2.3
    BANKS-MONEY CENTER
  Hang Seng Bank ............................................   HK            840,000      7,035,130         1.5
    BANKS-MONEY CENTER
  Land and House Co., Ltd. - Foreign ........................   THAI          383,400      6,186,820         1.3
    REAL ESTATE
  Commerce Asset Holding Bhd. ...............................   MAL         1,244,000      6,169,809         1.3
    BANKS-MONEY CENTER
  State Bank of India Ltd.: .................................   IND                --             --         1.2
    BANKS-REGIONAL
    Common-/- ...............................................   --            500,500      3,082,258          --
    New-/- ..................................................   --            467,050      2,876,261          --
  Uniao Bancos Brasileiras "A" Preferred  ...................   BRZL      165,720,000      5,808,387         1.2
    BANKS-MONEY CENTER
  National Finance & Securities Public Co., Ltd. -
   Foreign-/- ...............................................   THAI        1,233,000      5,635,731         1.2
    SECURITIES BROKER
  City Developments Ltd. ....................................   SING          884,000      5,476,106         1.1
    REAL ESTATE
  Samsung Securities Co., Ltd.-/- ...........................   KOR           114,120      4,817,770         1.0
    SECURITIES BROKER
  Credit Bank of Athens  ....................................   GREC           80,000      4,813,457         1.0
    BANKS-REGIONAL
  Commercial Bank of Korea-/- ...............................   KOR           403,350      4,495,842         0.9
    BANKS-MONEY CENTER
  Siam City Bank Ltd. - Foreign .............................   THAI        3,506,800      4,460,159         0.9
    BANKS-REGIONAL
  Amalgamated Banks of South Africa-/- ......................   SAFR          929,000      4,394,694         0.9
    BANKS-REGIONAL
  Malayan Banking Bhd. ......................................   MAL           530,000      4,276,717         0.9
    BANKS-MONEY CENTER
  Sun Hung Kai Properties Ltd. ..............................   HK            505,000      4,033,494         0.8
    REAL ESTATE
  Banco Bradesco S.A. Preferred .............................   BRZL      437,192,750      4,001,348         0.8
    BANKS-MONEY CENTER
  Hong Kong Land Holdings Ltd.{\/} ..........................   HK          2,080,000      3,744,000         0.8
    REAL ESTATE INVESTMENT TRUST
  Public Bank Bhd. - Foreign ................................   MAL         1,839,000      3,257,430         0.7
    BANKS-MONEY CENTER
  Industrial Finance Corporation of Thailand: ...............   THAI               --             --         0.6
    BANKS-MONEY CENTER
    Local  ..................................................   --            930,466      3,051,011          --
    Foreign-/- ..............................................   --             32,534        106,679          --
  Cho Hung Bank .............................................   KOR           211,000      3,049,999         0.6
    BANKS-REGIONAL
  Bank of Ayudhya Ltd. - Foreign  ...........................   THAI          503,500      2,901,729         0.6
    BANKS-REGIONAL
  Komercni Banka ............................................   CZCH           50,000      2,839,931         0.6
    BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL EMERGING MARKETS FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (Continued)
  Finance One Co., Ltd. - Foreign ...........................   THAI          458,700   $  2,825,855         0.6
    SECURITIES BROKER
  Land & General Bhd. .......................................   MAL         1,085,000      2,519,780         0.5
    REAL ESTATE
  Shin Young Securities Co.-/- ..............................   KOR            98,800      2,453,535         0.5
    SECURITIES BROKER
  Hanshin Securities Co. ....................................   KOR           109,700      2,451,797         0.5
    SECURITIES BROKER
  Housing Development Finance Corp.-/- ......................   IND            30,320      2,427,378         0.5
    OTHER FINANCIAL
  Daewoo Securities Co.-/-  .................................   KOR            63,950      2,155,795         0.5
    SECURITIES BROKER
  Kookmin Bank-/-  ..........................................   KOR           101,000      2,144,286         0.4
    BANKS-MONEY CENTER
  Henderson Land Development Co., Ltd. ......................   HK            311,000      1,862,492         0.4
    REAL ESTATE
  General Finance & Securities Co., Ltd. - Foreign  .........   THAI          397,100      1,767,695         0.4
    SECURITIES BROKER
  Seoul Bank-/-  ............................................   KOR           168,500      1,620,912         0.3
    BANKS-REGIONAL
  Dhana Siam Finance & Securities Co., Ltd. - Foreign .......   THAI          308,600      1,484,126         0.3
    SECURITIES BROKER
  Banco Ganadero S.A. - ADR-/- {\/} .........................   COL           150,000      1,462,500         0.3
    BANKS-REGIONAL
  Banco Itau S.A. Preferred .................................   BRZL        2,970,000        880,343         0.2
    BANKS-REGIONAL
  Kookmin Bank-/-  ..........................................   KOR            27,768        589,530         0.1
    BANKS-MONEY CENTER
  Korea First Bank-/-  ......................................   KOR            50,000        486,211         0.1
    BANKS-REGIONAL
  Banco LatinoAmericano de Exportaciones, S.A.
   (Bladex){\/} .............................................   PAN             7,300        304,775         0.1
    OTHER FINANCIAL
  HDFC Bank Ltd. - Subscription Shares  .....................   IND               500            499          --
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                         146,951,624
                                                                                        ------------
Materials/Basic Industry (17.7%)
  SA Iron & Steel Industrial Corp., Ltd. (ISCOR) ............   SAFR       14,797,200     15,014,299         3.1
    METALS - STEEL
  Cementos de Mexico S.A. "B" ...............................   MEX         4,679,125     14,457,971         3.0
    CEMENT
  Sappi Ltd. ................................................   SAFR          684,900     12,959,852         2.7
    FOREST PRODUCTS
  Pohang Iron & Steel Co., Ltd. .............................   KOR            98,529      9,863,202         2.1
    METALS - STEEL
  Barlow Ltd. ...............................................   SAFR          518,000      6,676,539         1.4
    CEMENT
  Companhia Vale do Rio Doce Preferred ......................   BRZL       34,200,000      5,513,261         1.2
    METALS - NON-FERROUS
  General Mining Union Corp. (Gencor) .......................   SAFR        1,440,400      5,056,114         1.1
    METALS - NON-FERROUS
  Kloof Gold Mining Co., Ltd. ...............................   SAFR          474,800      4,492,143         0.9
    GOLD
  Indian Petrochemicals - GDR-/- {\/} .......................   IND           296,000      3,330,000         0.7
    CHEMICALS
  Ashanti Goldfields Co., Ltd. - GDR{\/}  ...................   SAFR          185,000      3,260,625         0.7
    GOLD

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL EMERGING MARKETS FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Materials/Basic Industry (Continued)
  Paranapanema S.A. Min., Ind. E Construacao Preferred-/-....   BRZL      146,600,000   $  1,686,319         0.4
    METALS - NON-FERROUS
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX            57,000        744,522         0.2
    PAPER/PACKAGING
  Associated Cement Cos., Ltd.-/- ...........................   IND             8,460        707,067         0.1
    CEMENT
  Cementos Norte Pacasmayo S.A.-/- ..........................   PERU          163,490        360,183         0.1
    CEMENT
  Dandot Cement Co. Ltd. ....................................   PAK           140,770         98,740          --
    CEMENT
  Engro Chemicals Pakistan Ltd. .............................   PAK             3,252         12,926          --
    CHEMICALS
                                                                                        ------------
                                                                                          84,233,763
                                                                                        ------------
Energy (10.6%)
  Sasol Ltd. ................................................   SAFR        1,159,788     10,018,736         2.1
    ENERGY SOURCE
  Korea Electric Power Corp.-/- .............................   KOR           207,130      9,252,628         1.9
    ELECTRICAL & GAS UTILITIES
  Compania Boliviana de Energia Electrica{::} {\/} ..........   BOL           291,700      8,495,763         1.8
    ELECTRICAL & GAS UTILITIES
  Chilgener S.A. - ADR{\/} ..................................   CHLE          227,400      5,457,600         1.1
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. ...............................................   KOR           129,842      4,887,531         1.0
    OIL
  C.A. La Electricidad de Caracas  ..........................   VENZ        5,503,255      3,655,521         0.8
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE          121,600      2,614,400         0.5
    ELECTRICAL & GAS UTILITIES
  Electricidad de Argentina S.A. - ADR-/- {\/} ..............   ARG           100,000      1,700,000         0.4
    ELECTRICAL & GAS UTILITIES
  China Light & Power Co., Ltd. .............................   HK            230,000      1,225,683         0.3
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp. - ADR New{\/} ..................   KOR            43,500      1,071,188         0.2
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. - New  ........................................   KOR            15,558        568,067         0.1
    OIL
  Dragon Oil PLC-/- .........................................   UK         25,846,152        510,632         0.1
    OIL
  Polifin Ltd.-/-  ..........................................   SAFR          173,900        374,363         0.1
    ENERGY SOURCE
  Madras Refineries Ltd.-/- .................................   IND           199,500        348,101         0.1
    OIL
  Pakistan State Oil Co., Ltd. ..............................   PAK            28,000        292,964         0.1
    OIL
                                                                                        ------------
                                                                                          50,473,177
                                                                                        ------------
Consumer Non-Durables (10.6%)
  Panamerican Beverages, Inc. "A"{\/} .......................   MEX           450,000     12,318,750         2.6
    BEVERAGES - NON ALCOHOLIC
  South African Breweries Ltd. ..............................   SAFR          369,100     12,121,137         2.5
    BEVERAGES - ALCOHOLIC
  Companhia Tecidos Norte de Mina Preferred .................   BRZL       24,740,000      7,719,189         1.6
    TEXTILES & APPAREL
  Hellenic Bottling Co. S.A. ................................   GREC          160,055      5,108,505         1.1
    BEVERAGES - NON ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL EMERGING MARKETS FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Sun Brewing Ltd. - 144A GDR{.} {\/}  ......................   TRKY          500,000   $  4,750,000         1.0
    BEVERAGES - ALCOHOLIC
  Companhia Cervejaria Brahma Preferred .....................   BRZL        8,404,543      3,207,974         0.7
    BEVERAGES - ALCOHOLIC
  Embotelladora Andina S.A. - ADR{\/} .......................   CHLE           80,000      2,660,000         0.6
    BEVERAGES - NON ALCOHOLIC
  Dhan Fibres Ltd.  .........................................   PAK         6,114,000      1,804,763         0.4
    TEXTILES & APPAREL
  Mahavir Spinning Mills Ltd.-/- ............................   IND           135,716        529,332         0.1
    TEXTILES & APPAREL
  Nishat Mills Ltd.  ........................................   PAK            45,712         41,750          --
    TEXTILES & APPAREL
  Dewan Salman Fibre Ltd.-/- ................................   PAK                50            112          --
    TEXTILES & APPAREL
                                                                                        ------------
                                                                                          50,261,512
                                                                                        ------------
Multi-Industry/Miscellaneous (8.9%)
  Malbak Ltd. ...............................................   SAFR        1,600,000     10,640,340         2.2
    CONGLOMERATE
  Hutchison Whampoa .........................................   HK          1,857,000     10,232,331         2.1
    CONGLOMERATE
  Grupo Carso S.A. de C.V. ..................................   MEX                --             --         2.1
    CONGLOMERATE
    "A1"-/- .................................................   --          1,829,000      9,581,699          --
    "A1" 144A ADR{.} -/- {\/} ...............................   --             24,600        255,225          --
  Renong Bhd.  ..............................................   MAL         3,320,000      5,070,498         1.1
    MULTI-INDUSTRY
  BPL Ltd.-/- ...............................................   IND           648,700      1,655,041         0.3
    MISCELLANEOUS
  KEC International Ltd.-/- .................................   IND           481,500      1,581,466         0.3
    MISCELLANEOUS
  Koc Holding AS-/- .........................................   AUSL        6,838,200      1,366,573         0.3
    CONGLOMERATE
  Swire Pacific Ltd. "A" ....................................   HK            159,000      1,192,829         0.2
    MULTI-INDUSTRY
  Czeske Energeticke Zavody (CEZ AS)-/- .....................   CZCH           29,500      1,179,097         0.2
    MISCELLANEOUS
  Nicholas Piramel India Ltd.-/-  ...........................   IND            80,000        574,780         0.1
    MISCELLANEOUS
  Grasim Industries Ltd.-/- .................................   IND             6,500        114,751          --
    MISCELLANEOUS
                                                                                        ------------
                                                                                          43,444,630
                                                                                        ------------
Services (5.7%)
  Resorts World Bhd. ........................................   MAL         1,276,000      6,228,065         1.3
    LEISURE & TOURISM
  Pakistan Telecommunications Co., Ltd. - 144A GDR{.} -/-
   {\/}  ....................................................   PAK            59,733      5,585,036         1.2
    TELEPHONE NETWORKS
  Daewoo Corp.-/- ...........................................   KOR           329,500      4,565,024         1.0
    WHOLESALE & INTERNATIONAL TRADE
  Berjaya Sports Toto Bhd. ..................................   MAL         1,577,000      3,289,943         0.7
    CONSUMER SERVICES
  McCarthy Retail Ltd.-/- ...................................   SAFR          687,100      2,882,937         0.6
    RETAILERS-OTHER
  CPT Telefonica De Peru "B" ................................   PERU        1,185,952      2,120,576         0.4
    TELEPHONE NETWORKS

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL EMERGING MARKETS FUND

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Grupo Televisa, S.A. de C.V. - GDR{\/} ....................   MEX            47,200   $    808,300         0.2
    BROADCASTING & PUBLISHING
  Gran Cadena de Almacenes Colombianos S.A. .................   COL           460,000        516,673         0.1
    RETAILERS-OTHER
  Keppel Philippine Holding "B"-/-  .........................   PHIL          925,661        427,557         0.1
    TRANSPORTATION - SHIPPING
  Dusit Thani PLC - Foreign-/- ..............................   THAI          259,747        402,628         0.1
    LEISURE & TOURISM
  Indian Hotels Co., Ltd.-/- ................................   IND             3,000         48,387          --
    LEISURE & TOURISM
                                                                                        ------------
                                                                                          26,875,126
                                                                                        ------------
Capital Goods (5.0%)
  Hindalco Industries Ltd. - GDR{.} -/- {\/} ................   IND           210,000      6,594,000         1.4
    INDUSTRIAL COMPONENTS
  Tata Engineering and Locomotive Co., Ltd. .................   IND           450,860      5,487,006         1.1
    MACHINERY & ENGINEERING
  Delta Electrical Industries Ltd. ..........................   ZBBW        3,500,000      5,380,259         1.1
    ELECTRICAL PLANT/EQUIPMENT
  Murray & Roberts Holdings Ltd. ............................   SAFR          445,000      3,111,888         0.6
    CONSTRUCTION
  Netas Telekomunik-/- ......................................   TRKY        7,060,020      2,443,271         0.5
    TELECOM EQUIPMENT
  Gujarat Telephone Cables-/-  ..............................   IND         1,600,000      1,219,941         0.3
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                          24,236,365
                                                                                        ------------
Consumer Durables (3.7%)
  Samsung Electronics Co.: ..................................   KOR                --             --         2.9
    CONSUMER ELECTRONICS
    Common-/- ...............................................   --             37,601      8,421,523          --
    New-/- ..................................................   --             21,021      4,566,846          --
    New 2-/- ................................................   --                727        157,942          --
  Tofas Turk Otomobil Fabrikasi - GDR-/- {\/} ...............   TRKY        3,444,720      2,583,540         0.5
    AUTOMOBILES
  Brasmotor S.A. Preferred ..................................   BRZL        7,910,000      1,851,014         0.4
    APPLIANCES & HOUSEHOLD
                                                                                        ------------
                                                                                          17,580,865
                                                                                        ------------
Technology (1.1%)
  SPT Telecom-/-  ...........................................   CZCH           50,000      4,924,460         1.0
    TELECOM TECHNOLOGY
  Himachal Telematics Ltd.-/- ...............................   IND           750,000        670,821         0.1
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                           5,595,281
                                                                                        ------------
Health Care (0.9%)
  Ranbaxy Laboratories Ltd.-/- ..............................   IND           225,200      4,253,044         0.9
    MEDICAL TECHNOLOGY & SUPPLIES
  Core Healthcare-/- ........................................   IND            29,400        116,393          --
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           4,369,437
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $456,709,363) ................                            454,021,780        94.6
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL EMERGING MARKETS FUND

                                                                           Principal       Market        % of Net
Fixed Income Investments                                       Currency     Amount         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (1.1%)
  Argentina (1.1%)
    Republic of Argentina, Par Bond, 5.25% due 3/31/23=/=
     (cost $5,784,037) ......................................   USD        11,250,000   $  5,371,875         1.1
                                                                                        ------------
Corporate Bonds (0.2%)
  India (0.1%)
    Mahavir Spinning Mills Ltd., Convertible Bond, 14%
     2/22/02 ................................................   INR         6,785,800        188,789         0.1
  Korea (0.1%)
    Yukong Ltd., 1% due 12/31/98 ............................   CHF           500,000        478,016         0.1
                                                                                        ------------
Total Corporate Bonds (cost $1,021,985) .....................                                666,805
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $6,806,022) ............                              6,038,680         1.3
                                                                                        ------------       -----

                                                                            No. of         Market        % of Net
Warrants (0.2%)                                                Country     Warrants        Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Tata Engineering & Locomotive Co. Ltd. Warrants, expire
   3/8/96-/- {\/} ...........................................   IND           142,500        819,375         0.2
    AUTOMOBILES
  National Finance & Securities Public Co., Ltd. Warrants,
   expire 11/15/99-/- .......................................   THAI          411,000        245,032          --
    SECURITIES BROKER
  Securities One Ltd. Warrants, expire 9/16/00-/-  ..........   THAI           20,883          8,300          --
    WARRANTS
  Dragon Oil PLC Warrants, expire 11/1/99-/- ................   UK            923,076          7,295          --
    OIL
                                                                                        ------------       -----

TOTAL WARRANTS (cost $437,850) ..............................                              1,080,002         0.2
                                                                                        ------------       -----

                                                                            No. of         Market        % of Net
Rights (0.0%)                                                  Country      Rights         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Dewan Salmon Fibre Ltd. Rights, expire 12/31/95-/- ........   PAK            15,000             --          --
    TEXTILES & APPAREL
  SCF Finance & Securities Co., Ltd. Rights, expire
   12/31/95-/- ..............................................   THAI           43,842             --          --
    BANKS-MONEY CENTER
  Siam City Finance & Securities Co., Ltd. Rights, expire
   12/31/95-/- ..............................................   THAI           34,816             --          --
    BANKS-MONEY CENTER
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0)  .....................................                                     --          --
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL EMERGING MARKETS FUND

                                                                           Principal       Market        % of Net
Short-Term Investments                                         Currency     Amount         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Treasury Bills (2.8%)
  Mexico (2.8%)
    Mexican Cetes: ..........................................   MXN                --             --         2.8
      Effective yield 45.15%, due 8/22/96 ...................   --         33,500,000   $  3,434,315          --
      Effective yield 45.14%, due 10/3/96 ...................   --         33,180,330      3,275,998          --
      Effective yield 45.14%, due 9/19/96 ...................   --         23,500,000      2,349,142          --
      Effective yield 45.15%, due 8/29/96 ...................   --         20,707,860      2,109,439          --
      Effective yield 45.15%, due 9/5/96 ....................   --         11,100,000      1,123,594          --
      Effective yield 45.16%, due 8/15/96 ...................   --          7,084,500        730,947          --
      Effective yield 45.14%, due 9/26/96 ...................   --          5,028,570        499,559          --
                                                                                        ------------
Total Treasury Bills (cost $15,393,816) .....................                             13,522,994
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $15,393,816) .............                             13,522,994         2.8
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
-------------------------------------------------------------                           ------------   -------------
  Dated October 31, 1995, with State Street Bank & Trust
   Company, due November 1, 1995 for an effective yield of
   5.80% collateralized by $7,860,000, U.S. Treasury Strips,
   due 8/15/00 (market value of collateral is $8,947,104,
   including accrued interest). (cost $8,771,413)  ..........                              8,771,413         1.8
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $488,118,464)  ......................                            483,434,869       100.7
Other Assets and Liabilities ................................                             (3,442,182)       (0.7)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $479,992,687       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------
        {d}  Percentages indicated are based on net assets of $479,992,687.
       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
       {::}  See Note 5 of Notes to Financial Statements.
        =/= The coupon rate shown on step-up coupon bond represents the rate at period end.
          * For Federal income tax purposes, cost is $489,840,394 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  53,173,590
                 Unrealized depreciation:           (59,579,115)
                                                  -------------
                 Net unrealized depreciation:     $  (6,405,525)
                                                  -------------
                                                  -------------

     Abbreviations:
     ADR -- American Depository Receipt
     GDR -- Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL EMERGING MARKETS FUND

The Fund's Portfolio of Investments at October 31, 1995, was concentrated in the following countries:

                                               Percentage of Net Assets {d}
                                        -------------------------------------------
                                                 Fixed Income,
                                                   Rights &      Short-Term
Country(Country Code/Currency Code)     Equity     Warrants       & Other     Total
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS)  .................    0.4         1.1                       1.5
Australia (AUSL/AUD) .................    0.3                                   0.3
Bolivia (BOL/BOL) ....................    1.8                                   1.8
Brazil (BRZL/BRL) ....................    6.5                                   6.5
Chile (CHLE/CLP) .....................    2.2                                   2.2
Colombia (COL/COP) ...................    0.4                                   0.4
Czech Republic (CZCH/CSK)  ...........    1.8                                   1.8
Greece (GREC/GRD) ....................    2.1                                   2.1
Hong Kong (HK/HKD) ...................    8.6                                   8.6
India (IND/INR) ......................    7.2         0.3                       7.5
Korea (KOR/KRW) ......................   14.0         0.1                      14.1
Malaysia (MAL/MYR) ...................    6.5                                   6.5
Mexico (MEX/MXN) .....................    8.1                        2.8       10.9
Pakistan (PAK/PKR)  ..................    1.7                                   1.7
Panama (PAN/PND) .....................    0.1                                   0.1
Peru (PERU/PES) ......................    0.5                                   0.5
Philippines (PHIL/PHP) ...............    0.1                                   0.1
Singapore (SING/SGD) .................    1.1                                   1.1
South Africa (S AFR/ZAR) .............   18.9                                  18.9
Thailand (THAI/THB) ..................    8.3                                   8.3
Turkey (TRKY/TRL) ....................    2.0                                   2.0
United Kingdom (UK/GBP) ..............    0.1                                   0.1
United States (US/USD) ...............                               1.1        1.1
Venezuela (VENZ/VEB) .................    0.8                                   0.8
Zimbabwe (ZBBW/ZWD) ..................    1.1                                   1.1
                                        ------        ---            ---      -----
Total  ...............................   94.6         1.5            3.9      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

----------------
{d}  Percentages indicated are based on net assets of $479,992,687.

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL EMERGING MARKETS FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $488,118,464)
   (Note 1).................................................     $483,434,869
  U.S. currency..............................     $      512
  Foreign currencies (cost $5,032,122).......      4,833,255        4,833,767
                                                  ----------
  Receivable for securities sold............................        2,587,251
  Dividends receivable......................................          947,644
  Receivable for Fund shares sold...........................          594,544
  Interest receivable.......................................          272,508
  Unamortized organizational costs (Note 1).................           46,409
  Cash held as collateral for securities loaned (Note 1)....        7,974,500
                                                                 ------------
    Total assets............................................      500,691,492
                                                                 ------------
Liabilities:
  Payable for securities purchased..........................        7,912,571
  Payable for Fund shares repurchased.......................        3,724,139
  Payable for investment management and administration fees
   (Note 2).................................................          415,732
  Payable for service and distribution expenses (Note 2)....          309,997
  Payable for transfer agent fees (Note 2)..................          150,596
  Payable for printing and postage expenses.................           98,561
  Payable for custodian fees (Note 1).......................           36,517
  Payable for professional fees.............................           31,623
  Payable for registration and filing fees..................           17,956
  Payable for fund accounting fees (Note 2).................           10,747
  Payable for Directors' fees and expenses (Note 2).........            4,399
  Other accrued expenses....................................           11,467
  Collateral for securities loaned (Note 1).................        7,974,500
                                                                 ------------
    Total liabilities.......................................       20,698,805
                                                                 ------------
Net assets..................................................     $479,992,687
                                                                 ------------
                                                                 ------------
Class A:
Net asset value and redemption price per share
 ($252,456,916 DIVIDED BY 18,232,878 shares outstanding)....     $      13.85
                                                                 ------------
                                                                 ------------
Maximum offering price per share
 (100/95.25 of $13.85) *....................................     $      14.54
                                                                 ------------
                                                                 ------------
Class B:+
Net asset value and offering price per share
 ($225,860,627 DIVIDED BY 16,510,242 shares outstanding)....     $      13.68
                                                                 ------------
                                                                 ------------
Advisor Class: (Notes 1 & 4)
Net asset value, offering price per share, and redemption
 price per share
 ($1,675,144 DIVIDED BY 120,718 shares outstanding).........     $      13.88
                                                                 ------------
                                                                 ------------
Net assets consist of:
  Paid in capital (Note 4)..................................     $522,570,214
  Undistributed net investment income.......................           40,513
  Accumulated net realized loss on investments and foreign
   currency transactions....................................      (37,564,716)
  Net unrealized depreciation on translation of assets and
   liabilities in foreign currencies........................         (369,729)
  Net unrealized depreciation of investments................       (4,683,595)
                                                                 ------------
Total -- representing net assets applicable to capital
 shares outstanding.........................................     $479,992,687
                                                                 ------------
                                                                 ------------

----------------
  * On sales of $50,000 or more, the offering price is reduced.
  + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL EMERGING MARKETS FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of
   $927,107)...................................................     $   9,668,900
  Interest income..............................................         7,101,959
                                                                    -------------
    Total investment income....................................        16,770,859
                                                                    -------------
Expenses:
  Investment management and administration fees (Note 2).......         5,410,744
  Service and distribution expenses: (Note 2)
    Class A..................................     $   1,518,742
    Class B..................................         2,519,288         4,038,030
                                                  -------------
  Transfer agent fees (Note 2).................................         1,961,000
  Custodian fees (Note 1)......................................           923,573
  Printing and postage expenses................................           323,393
  Registration and filing fees.................................           201,785
  Fund accounting fees (Note 1)................................           140,645
  Audit fees...................................................            49,130
  Amortization of organization costs (Note 1)..................            29,985
  Legal fees...................................................            29,325
  Directors' fees and expenses (Note 2)........................            20,610
  Insurance expenses...........................................             8,104
                                                                    -------------
    Total expenses before reductions...........................        13,136,324
                                                                    -------------
      Expense reductions (Notes 1 & 6).........................           (80,993)
                                                                    -------------
    Total net expenses.........................................        13,055,331
                                                                    -------------
Net investment income..........................................         3,715,528
                                                                    -------------
Net realized and unrealized loss on
investments and foreign currencies: (Note 1)
  Net realized loss on investments...........       (38,362,863)
  Net realized loss on foreign currency
   transactions..............................        (1,596,521)
                                                  -------------
    Net realized loss during the year..........................       (39,959,384)
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies........................          (337,162)
  Net change in unrealized depreciation of
   investments...............................      (117,020,037)
                                                  -------------
    Net unrealized depreciation during the year................      (117,357,199)
                                                                    -------------
Net realized and unrealized loss on investments and foreign
 currencies....................................................      (157,316,583)
                                                                    -------------
Net decrease in net assets resulting from operations...........     $(153,601,055)
                                                                    -------------
                                                                    -------------

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL EMERGING MARKETS FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     YEAR ENDED             YEAR ENDED
                                                  OCTOBER 31, 1995       OCTOBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment income (loss)...............       $   3,715,528          $  (1,425,620)
  Net realized gain (loss) on investments and
   foreign currency transactions.............         (39,959,384)            28,233,921
  Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies.....            (337,162)                34,245
  Net change in unrealized appreciation
   (depreciation) of investments.............        (117,020,037)            81,938,011
                                                  -----------------      -----------------
    Net increase (decrease) in net assets
     resulting from operations...............        (153,601,055)           108,780,557
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......         (15,193,744)            (4,115,024)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments......         (12,477,553)            (1,126,597)
                                                  -----------------      -----------------
    Total distributions......................         (27,671,297)            (5,241,621)
                                                  -----------------      -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested................................         550,507,913            883,196,940
  Decrease from capital shares repurchased...        (597,853,943)          (498,150,727)
                                                  -----------------      -----------------
    Net increase (decrease) from capital
     share transactions......................         (47,346,030)           385,046,213
                                                  -----------------      -----------------
Total increase (decrease) in net assets......        (228,618,382)           488,585,149
Net assets:
  Beginning of year..........................         708,611,069            220,025,920
                                                  -----------------      -----------------
  End of year................................       $ 479,992,687          $ 708,611,069
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL EMERGING MARKETS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                 CLASS A+
                                          -------------------------------------------------------
                                                                                   MAY 18, 1992
                                                                                  (COMMENCEMENT
                                                 YEAR ENDED OCTOBER 31,           OF OPERATIONS)
                                          -------------------------------------   TO OCTOBER 31,
                                            1995(D)       1994         1993            1992
                                          -----------  -----------  -----------  ----------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    18.81   $    14.42   $    11.10     $     11.43
                                          -----------  -----------  -----------  ----------------
Income from investment operations:
  Net investment income (loss)..........        0.13        (0.02)        0.02**          0.07**
  Net realized and unrealized gain
   (loss) on investments................       (4.32)        4.68         3.38           (0.40)
                                          -----------  -----------  -----------  ----------------
    Net increase (decrease) from
     investment operations..............       (4.19)        4.66         3.40           (0.33)
                                          -----------  -----------  -----------  ----------------
Distributions to shareholders:
  From net investment income............          --        (0.01)       (0.08)             --
  From net realized gain on
   investments..........................       (0.77)       (0.26)          --              --
                                          -----------  -----------  -----------  ----------------
    Total distributions.................       (0.77)       (0.27)       (0.08)             --
                                          -----------  -----------  -----------  ----------------
Net asset value, end of period..........  $    13.85   $    18.81   $    14.42     $     11.10
                                          -----------  -----------  -----------  ----------------
                                          -----------  -----------  -----------  ----------------
Total investment return (c).............      (23.04)%      32.58%       30.90%          (2.90)%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  252,457   $  417,322   $  187,808     $    84,558
Ratio of net investment income (loss) to
 average net assets.....................        0.89%       (0.11)%        0.1%**           1.7 %**(b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................        2.12%        2.06%         2.4%**           2.4 %**(b)
  Without expense reductions............        2.14%          --%*         --%*            -- %*
Portfolio turnover rate++++.............         114%         100%          99%             32 %(b)

----------------

    + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
   ++ Commencing April 1, 1993, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares.
 ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  (a)  Not annualized.
  (b)  Annualized.
  (c)  Total investment return does not include sales charges.
  (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
    * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
   ** Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993 and for the period from May 18, 1992 to October 31, 1992, respectively. Without such reimbursements, the expense ratios would have been 2.61% and 2.91% and the ratio of net investment income to average net assets would have been 0.36% and 1.21% for the year ended October 31, 1993 and for the period from May 18, 1992 to October 31, 1992, respectively (See Note 2).
  *** Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of $0.02. Without such reimbursements, the expense ratio would have been 3.63% and the ratio of net investment income to average net assets would have been (0.76%). (See Note 2).

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                         CLASS B++                     ADVISOR
                                          ---------------------------------------     CLASS+++
                                                                      APRIL 1,      -------------
                                                YEAR ENDED              1993        JUNE 1, 1995
                                                OCTOBER 31,              TO              TO
                                          -----------------------    OCTOBER 31,     OCTOBER 31,
                                           1995(D)        1994          1993            1995
                                          ----------   ----------   -------------   -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  18.68     $  14.39      $ 11.47          $14.71
                                          ----------   ----------   -------------   -------------
Income from investment operations:
  Net investment income (loss)..........      0.06        (0.12)        0.00***         0.08
  Net realized and unrealized gain
   (loss) on investments................     (4.29)        4.67         2.92           (0.91)
                                          ----------   ----------   -------------   -------------
    Net increase (decrease) from
     investment operations..............     (4.23)        4.55         2.92           (0.83)
                                          ----------   ----------   -------------   -------------
Distributions to shareholders:
  From net investment income............        --           --           --              --
  From net realized gain on
   investments..........................     (0.77)       (0.26)          --              --
                                          ----------   ----------   -------------   -------------
    Total distributions.................     (0.77)       (0.26)          --              --
                                          ----------   ----------   -------------   -------------
Net asset value, end of period..........  $  13.68     $  18.68      $ 14.39          $13.88
                                          ----------   ----------   -------------   -------------
                                          ----------   ----------   -------------   -------------
Total investment return (c).............    (23.37)%      31.77%       25.50%(a)       (5.71)%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $225,861     $291,289      $32,318          $1,675
Ratio of net investment income (loss) to
 average net assets.....................      0.39%       (0.61)%       (0.4)%***(b)     1.39%(b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................      2.62%        2.56%         2.9%***(b)     1.62%(b)
  Without expense reductions............      2.64%          --%*         --%*          1.64%(b)
Portfolio turnover rate++++.............       114%         100%          99%            114%

----------------

    + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
   ++ Commencing April 1, 1993, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares.
 ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  (a)  Not annualized.
  (b)  Annualized.
  (c)  Total investment return does not include sales charges.
  (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
    * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
   ** Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993 and for the period from May 18, 1992 to October 31, 1992, respectively. Without such reimbursements, the expense ratios would have been 2.61% and 2.91% and the ratio of net investment income to average net assets would have been 0.36% and 1.21% for the year ended October 31, 1993 and for the period from May 18, 1992 to October 31, 1992, respectively (See Note 2).
  *** Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of $0.02. Without such reimbursements, the expense ratio would have been 3.63% and the ratio of net investment income to average net assets would have been (0.76%). (See Note 2).

    The accompanying notes are an integral part of the financial statements.

                       G.T. GLOBAL EMERGING MARKETS FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Emerging Markets Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. The Fund commenced sale of Advisor Class shares on June 1, 1995. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized

                       G.T. GLOBAL EMERGING MARKETS FUND
between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as

                       G.T. GLOBAL EMERGING MARKETS FUND
"variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1995, stocks with an aggregate value of approximately $7,467,563 were on loan to brokers. The loans were secured by cash collateral of $7,974,500 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended October 31, 1995, the Fund received fees of $64,388 which were used to reduce the Fund's custodian fees.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $35,842,783 which expires in 2003.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $61,975. These expenses are being amortized on a straightline basis over a five-year period.

(L)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

2. RELATED PARTIES
G.T. Capital is the Fund's investment manager and administrator. The Fund pays investment management

                       G.T. GLOBAL EMERGING MARKETS FUND
and administration fees to G.T. Capital at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1995, G.T. Global retained $230,239 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. G.T. Global collected CDSCs in the amount of $56,294 for the period ended October 31, 1995. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1995, G.T. Global collected CDSCs in the amount of $1,059,193. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90% and 1.90% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of investment management and administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

Effective May 1, 1995, G.T. Capital has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds. For the period ended October 31, 1995, the Fund paid fund accounting fees of $33,216 to G.T. Capital.

                       G.T. GLOBAL EMERGING MARKETS FUND

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1995, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $580,388,902 and $563,548,434, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year ended October 31, 1995.

4. CAPITAL SHARES
At October 31, 1995, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; and 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                 OCTOBER 31, 1995            OCTOBER 31, 1994
                                                                            --------------------------  --------------------------
                                                                              SHARES        AMOUNT        SHARES        AMOUNT
                                                                            -----------  -------------  -----------  -------------
CLASS A:
Shares sold...............................................................   26,517,243  $ 389,593,563   31,738,988  $ 542,276,829
Shares issued in connection with reinvestment of distributions............      788,804     13,204,560      224,680      3,671,269
                                                                            -----------  -------------  -----------  -------------
                                                                             27,306,047    402,798,123   31,963,668    545,948,098
Shares repurchased........................................................  (31,260,135)  (469,990,809) (22,802,389)  (390,541,648)
                                                                            -----------  -------------  -----------  -------------
Net increase (decrease)...................................................   (3,954,088) $ (67,192,686)   9,161,279  $ 155,406,450
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------

                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                 OCTOBER 31, 1995            OCTOBER 31, 1994
                                                                            --------------------------  --------------------------
                                                                              SHARES        AMOUNT        SHARES        AMOUNT
                                                                            -----------  -------------  -----------  -------------
CLASS B:
Shares sold...............................................................    9,004,842  $ 135,163,005   19,746,670  $ 336,338,827
Shares issued in connection with reinvestment of distributions............      637,782     10,599,912       55,761        910,015
                                                                            -----------  -------------  -----------  -------------
                                                                              9,642,624    145,762,917   19,802,431    337,248,842
Shares repurchased........................................................   (8,726,345)  (127,721,360)  (6,446,858)  (107,609,079)
                                                                            -----------  -------------  -----------  -------------
Net increase..............................................................      916,279  $  18,041,557   13,355,573  $ 229,639,763
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------

                                                                                   JUNE 1, 1995
                                                                             (COMMENCEMENT OF SALE OF
                                                                              SHARES) TO OCTOBER 31,
                                                                                       1995
                                                                            --------------------------
                                                                              SHARES        AMOUNT
                                                                            -----------  -------------
ADVISOR CLASS:
Shares sold...............................................................      130,495  $   1,946,873
Shares repurchased........................................................       (9,777)      (141,774)
                                                                            -----------  -------------
Net increase..............................................................      120,718  $   1,805,099
                                                                            -----------  -------------
                                                                            -----------  -------------

                       G.T. GLOBAL EMERGING MARKETS FUND

5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. Investments in affiliated companies at October 31, 1995 amounted to $8,495,763, at value.

Transactions with affiliated companies are as follows:

                                                                                PURCHASES               NET REALIZED   DIVIDEND
AFFILIATES                                                                        COST      SALES COST      GAIN        INCOME
-----------------------------------------------------------------------------  -----------  ----------  ------------  -----------
Compania Boliviara de Energia Electrica......................................  $        --  $       --   $       --   $   218,775

6. EXPENSE REDUCTIONS
G.T. Capital has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1995, the Fund's expenses were reduced by $16,605 under these arrangements.

7. SUBSEQUENT EVENT:
Effective January 1, 1996, as part of a unified corporate identity effort, the name of the BIL GT Group (of which G.T. Capital is a member) will be changed to Liechtenstein Global Trust ("LGT"). The Fund's (or Portfolio's) investment manager and administrator, currently named G.T. Capital Management, Inc., will be changed to "LGT Asset Management, Inc.", and G.T. Global Financial Services, Inc., which serves as the Fund's distributor, will be known as "GT Global, Inc."

--------------
FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $17,505,694 as capital gain dividends for the fiscal year ended October 31, 1995.

                       G.T. GLOBAL EMERGING MARKETS FUND

                                     NOTES

--------------------------------------------------------------------------------

                        GT GLOBAL EMERGING MARKETS FUND

                                     [LOGO]

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. domiciled companies
GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global Financial Services, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

          G.T. GLOBAL EMERGING MARKETS FUND